Exhibit 99.1

- Design
- Engineering
- Manufacturing
- Logistics
- Sales & Marketing

MWW automotive
Marketing Worldwide Corp

MWW automotive
Marketing Worldwide Corp

ModelWorxx

COLORTEK

AUTO FX

MWW automotive
Marketing Worldwide Corp

  MWW Automotive (MWW) is a leading designer and manufacturer of OE accessories for the global automotive industry for the customization of cars, sport utility vehicles and light trucks for Toyota, Hyundai, Kia Motors and other global manufacturers. The MWW Automotive Group’s headquarters is located in Howell,
 Michigan and operates wholly owned subsidiaries Modelworxx in Munich Germany and Colortek and AutoFX in the United States. MWW delivers its products directly to the assembly lines or vehicle processing centers of select global automobile manufacturers in the United States, Canada and Europe.
  ModelWorxx provides design services for new BMW models, with its design team operating from within the BMW design headquarters in Munich, Germany. From its assembly facility, MWX also provides rapid proto-typing and logistics services to
 BMW and designs and manufactures innovative and high quality accessories for the global automotive industry.
  Colortek is a Tier 2 organization and in its Class A painting facility in Baroda,
 Michigan produces for MWW, Ford, Chrysler and Toyota Motor Manufacturing
 Corporation.
  AutoFX is a Class A painting facility in Elkhart, Indiana for the painting of Class A-
 RV conversions for such customers as Forest River, Gulfstream and Jayco.
The MWW Automotive Group

MWW automotive
Group of Companies
Design
Engineering
Manufacturing
Class A Painting
Installation Fixtures
Assembly
QS
Sales & Marketing
Logistics
Training
Project Management
MWW automotive
COLORTEK
AUTO FX
Model Worxx
Fremont
Plastic Molding
Durivage
Pattern & Mfg
MicroScience
Electronics
Active Line
Seat Heaters
Sirius Lighting
Lighting
AES Lighting
Lighting
Hella
Lighting
Pinnacle Plastics
Molding
USPL Plastics
Molding
Storm GmbH
Molding
Acculaser
Interior/Exterior Trim
Hon Yu
Interior/Exterior Trim
TracRac
Load Systems
Borla
Exhaust Systems
Aisin/AWA
Body components
Subcontractor
Supplier
Exclusive basis

MWW automotive
Marketing Worldwide Corp

Structure

Headquarters

MWW Corp.
Howell, Michigan
COLORTEK Corp.
Baroda, Michigan
AUTO FX
Elkhart, Indiana
MWW Corp.
Los Angeles, California
MWW Corp.
Bluffton, South Carolina
MWW Corp.
Tampa, Florida
Model Worxx GmbH
Munich, Germany
Model Worxx GmbH
Muehldorf, Germany

MWW automotive
Marketing Worldwide Corp

Locations

  MWW companies own and control the entire process from product concept and design to manufacturing, installation training, delivery and after-sales support of complete “Turn Key” programs directly to the automobile manufacturer’s assembly line or vehicle processing centers (VPC) in North America and Europe.
 MWW’s products are both designed and engineered by its in-house design and engineering teams in the US and Germany and are being sold in the North
 American and European markets.
 MWW manufactures its OE products either through its wholly owned and ISO certified manufacturing facilities, or carefully selected high quality manufacturing partners in the US and Europe.
 The combined MWW Automotive Group management team has long standing experience in the US and European automobile industry with automobile brands such as Toyota, Hyundai, Kia Motors, Chrysler, Ford, Opel, GM, Volkswagen,
 Rolls Royce, Mini and BMW. MWW has earned the distinction as supplier of choice for many of its major customer.

References

TOYOTA LEXUS KIA HYUNDAI

Customers

TOYOTA | KIA MOTORS | Ford

CHRYSLER | SCION | HYUNDAI

BMW | MINI | ROLLS ROYCE

GM

MWW automotive
Marketing Worldwide Corp

MWW’s current major Customers (VPCs)
• Southeast Toyota
• Gulf States Toyota
• Toyota Canada, Inc.
• Toyota Motor Manufacturing Corp.
• KIA USA
• Mobis (Hyundai Worldwide)

ModelWorxx
Innovation is our business

MWW automotive
Marketing Worldwide Corp

The MWX Design team works from inside the BMW Design Center and is providing Design Services for many future BMW Projects. MWX also designs and manufactures innovative and leading edge products for the
European and US accessory market.
PAST & CURRENT PROJECTS
BMW 1 Series - BMW 5 Series - BMW 6 Series
BMW X5 - BMW Z4
Mini Traveler
Rolls Royce
MWX - Leading Edge and Innovative Design

Complete Automotive Design
Concepts
Sketches
Renderings
Products Scenearios
3D Visualisation

MWW automotive
Marketing Worldwide Corp

Impressions

MINI work in progress

ModelWorxx
Innovation is our business

MINI Clubman Clinic Model

MWW automotive
Marketing Worldwide Corp

Impressions

Work in progress

ModelWorxx
Innovation is our business

Rolls Royce Clinic Model

MWW automotive
Marketing Worldwide Corp

Corporate Video

MWW automotive
9

MWW automotive
Group of Companies

- **Research & Development**
  - Design Concepts
  - CAS/CAD Development
  - Automotive Models & Protoypes
- **Tooling to OE Specs**
- **Manufacturing**
  - Paint Process
  - Assembly
  - Installation Fixture Development
  - Installation Training
- **Logistics**
  - Single/ Multi PIO/DIO Distribution
  - Advance Order Forecasting
  - "Just in Time" Inventory Mng.
  - Daily Shipping
- **QS Certification & Testing**
- **Tier One Experience**

MWW automotive
Marketing Worldwide Corp

Services

CAS/CAD Development
Models, Prototypes
Design Concepts
Development
Production Process
Delivery
Manufacturing to OE Specs
Class "A" Painting
Logistics
Assembly

MWW automotive
Marketing Worldwide Corp

Services

DESIGN CONCEPTS

- Concepts
- Sketches
- Renderings
- Product Scenarios
- 3D Visualization

TAXI

MWW product development combines innovative and advanced design with high quality, enhanced functionality and ease of use, following the principle of "*form follows function*".

MWW automotive
Marketing Worldwide Corp

Services

DESIGN MODELS

- Static Full Size Models
- Operational Full Size Models
- Prototype Models
- Concept Cars
- Show Cars fully functional

Design Models

Prototypes

Showcars

3D Measuring

MWW automotive
Marketing Worldwide Corp

Services

CAS/CAD DEVELOPMENT

- 3D Surface Modeling
- 3D Engineering
- Reverse Engineering
- 3D Visualization
- Animation

MWW automotive
Marketing Worldwide Corp

Services

MANUFACTURING

- Engineering
- Mold Design
- Tool making
- Diagnostics
- Plastic Part Production

Tooling Construction

Blow Molding Unit

Part Production

Pinnacle Plastic

MWW automotive
Marketing Worldwide Corp

Services

PAINTING

Color Spectrometer

Color Light Tunnel

Color Inspection

MWW automotive
Marketing Worldwide Corp

• Automotive Parts Painting
• 46,000 square-foot Facility
• 100-ft down-draft batch paint production lines
• 2 Paint Systems
• Graco Paint Mix System
• Assembly
• Packaging
• "Just-in-time" Shipping
• ISO 9000
• OE/QC Certified
• Tier 2 Supplier
Automotive Class “A” painting
Services

ASSEMBLY

- 25.000 square-foot Facility
- Central Assembly & Warehousing
- 4 Loading Docks

MWW automotive
Marketing Worldwide Corp

Services

LOGISTICS

- Single/ Multi Point PIO/DIO Distribution
- Advance Order Forecasting
- "Just in Time" Inventory Management
- Daily Shipping

MWW

MWW, Howell, Michigan

Barcode Scanning

Packing

Transportation

MWW automotive
Marketing Worldwide Corp

Services

Automobile Manufacturers
TOYOTA
SCION
KIA
HYUNDAI
Model Data
MWW automotive
Group of Companies
Product Design
Manufacturing
Distribution
Product Delivery
Basic Cars
South East Toyota
Port Processing Centers
Product Installation
Gulf States Toyota
Port Processing Centers
Product Installation
Toyota Canada
Port Processing Centers
Product Installation
KIA USA
Product Installation
MOBIS (Hyundai)
Product Installation
US Car Dealer Network

MWW automotive
Marketing Worldwide Corp

Product Flow

People today demand customized automobiles that reflect the lifestyle of their choice. We design and manufacture innovative and leading edge products for these customers.

PRODUCTS

MWW automotive
Marketing Worldwide Corp

Exterior Systems
• Rear Spoilers
• Front Grills
• Side Skirts
• Body side Moldings
• Running Boards
• Side Pillar Trim Moldings
Electronic Systems
• Seat Heater Systems
• Power Distribution Module
• iPod Interface Modules
• Lighting Systems
• Collision Monitoring Systems
Interior Systems
• Wood Dash Trim Kits
• Carbon Fiber Dash Trim Kits
• Metallic Look Dash Trim Kits
• Stainless Steel Door Sills
Exhaust Systems
• CAT Back Systems
• Stainless Steel
Performance Exhausts
Products Overview

Cars

Toyota Avalon

Toyota Camry

Toyota Corolla

Toyota Matrix

Toyota Yaris

KIA Spectra

KIA Rio

SUVs/Van

Toyota 4Runner

Toyota FJ Cruiser

Toyota RAV4

Toyota Sequoia

Toyota Sienna

SCION XB

SCION XD

Toyota Highlander

Trucks

Toyota Tacoma

Toyota Tundra

MWW automotive
Marketing Worldwide Corp

Vehicle Products

MWWautomotive

MWWautomotive
Marketing Worldwide Corp

Products Examples
3D Renderings from MWW CAD Design Data
SPOILERS

Product Examples

IPOD Interface
Seat Heaters
Interior Trim
Rear Lip Spoiler
Rear Bridge Spoiler
Fog Lights
Stainless Steel Performance Exhaust
Window Deflectors
Door Sill Covers

Toyota Camry

MWW automotive
Marketing Worldwide Corp

Toyota Yaris HB

- Bridge Spoiler
- ABS-Blow Molded Lightweight Spoiler
- Product available as prepped/ready to paint part or painted

MWW automotive
Marketing Worldwise Corp

Products Examples

Products Examples

Toyota Camry

- Lip Spoiler
- ABS-Blow Molded Lightweight Spoiler
- Product available as prepped/ready to paint part or painted

MWW automotive
Marketing Worldwide Corp

Products Examples

Products Examples

Toyota RAV4

- Stainless Steel - Running Board
- Custom Developed for RAV4
- Maximum Side Protection
- Integrated Mud Guards

MWW automotive
Marketing Worldwide Corp

Products Examples

Innovations for a Mobile World

4 Star
Protection

Quickfit System
1 2 3

Designed in Germany

Innovation

Toyota RAV4
Running Board

MWW automotive
Marketing Worldwide Corp

Products Examples

MWW's APDM 850

the smart and safe solution

Accessory Power Distribution Module (Patent Pending)

MWW automotive
Marketing Worldwide Corp

Products Examples

Toyota Highlander

Systems

Door Sill Covers
Exhaust
Interior Trim
APDM
Seat Heaters
iPod Interface Module

MWW automotive
Marketing Worldwide Corp

Products Examples

Toyota Tundra

Systems

Door Sill Covers
Exhaust
Interior Trim
APDM
Seat Heaters
iPod Interface Module

MWW automotive
Marketing Worldwide Corp

Products Examples

NISSAN Titan

Systems

Front Bumpers
Front Grill
Skid Plate
Rear Spoiler
Exhaust

MWW automotive
Marketing Worldwide Corp

Products Examples

FACTS & FIGURES

MWW automotive
Marketing Worldwide Corp

The company’s mission is to continue expanding its
position as a global automotive company. Create new and
take advantage of existing synergies within the MWW
automotive group of companies in the US and Europe
to consistently design, manufacture and supply innovative
and leading edge automotive accessories that fulfill a
demand within a dynamically changing global market.
Consistently expand product offerings, continue to improve
competitive advantages through the acquisition of new
customers and companies to increase market share,
revenues and profits.
As a responsible public company, keep the investment
community informed about significant developments within
the company and produce the best possible share value and
ROI for MWW’s shareholders and investors.
Mission Statement

MWW has consistently increased its revenues from $64,000 in 1999 to $9.45
Million in 2006, without major financing and while consistently maintaining profitability on an operational level. MWW expects revenues to reach $36 Million with net income of $4.5 Million in 2010.
MWW analyst reports, three-year forecasts including projected earnings per share and pro-formas will be available on request . All security filings including quarterly and annual reports since 2001 can be accessed at www.sec.gov .
MWW in May of 2007, has concluded its first “Series A Preferred” Private
Placement with Vision Capital in New York for $3.5 Million at a fixed price.
Vision Capital, in October of 2007 executed warrants for an additional
$2 Million to provide working capital for capital investments into MWW’s newly acquired companies. All recent acquisitions have been “stock-only”.
MWW currently has 16,253.080 outstanding shares, with approximately 70%
held by insiders (management & consultants).
Revenue & Capitalization

20 • AUGUST 14, 2006
Automotive News
Toyota's virtuous circle
Toyota redesigns models like clockwork to keep its lineup fresh...
Expected life cycle of key U.S. models
5 YEARS
Toyota Avalon, Camry, Corolla, Highlander, Matrix, RAV4, Sienna, Yaris; Scion xA, Xb, tC; Lexus ES, IS, RX
6 YEARS
Toyota Sequoia, Tacoma; Lexus GS, LS, SC, GX
Source: CLSA Asia-Pacific Markets
...which yields steady growth in sales and profits...
Sales
Operating profits
...allowing Toyota to reinvest in the business, keeping its lineup fresh.
Plant investments
R&D spending
Source: Toyota Motor Corp., Automotive News

MWW automotive
Marketing Worldwide Corp

Already in 1999 MWW decided to mainly focus on the Toyota brand and since then has consistently cultivated and expanded its relationships with the large Toyota Vehicle Processing Centers (VPCs), who manufacture and distribute
Toyota and Lexus brand automobiles throughout the US and Canada. Today, all automobile manufacturers trying to catch up with Toyota in regards to quality and sales. While the majority of MWW’s revenues are currently still generated by the Toyota brand, additional large customers have been acquired, with a similarly positive sales outlook.
Through the recent acquisition of ModelWorxx in Germany, the market for MWW products has now been expanded into additional (European) manufacturers and the burgeoning European accessories market. Europe is currently the only market where automobile manufacturers experience significant growth.
Major Customers
Ford TV Ad - April 2008: “Ford is now equal in quality with Toyota”

Major Customers
In the US MWW delivers its products directly to the large Vehicle Processing Centers
(VPCs). The VPC’s technical teams install these products in a variety of vehicle types as
Port Installed Options (PIO) or ship to the dealer for Dealer Installed Options (DIO). After completion of the initial on-site personnel training by MWW, the VPCs’ technical teams perform all further volume installations of MWW products, adhering to the same quality standards as applied to the initial vehicle manufacturing process at the manufacturer.
In Europe and Canada MWW products are delivered either directly to the manufacturer for installation, or to distribution centers for further shipment by into the dealer distribution network.
MWW designs and provides the required installation fixtures, manuals and instructions to the installation teams, to assure process stability and consistent quality standards.
Design Services are delivered directly to BMW from within the BMW design center in
Munich Germany by the MWX design team.
Current major customers
• Southeast Toyota  • KIA USA
• Mobis (Hyundai Worldwide) • Gulf States Toyota
• Toyota Germany / Toyota Europe • Toyota Canada, Inc.
• BMW   • Toyota Motor Manufacturing Corp.

MWW Group
Governance System
Company Goals
Shared Services
Decentralized Operation
Strategy
Leadership
Controlling
Company Values
Reliable - Innovative - Dynamic - Flexible

MWW automotive
Marketing Worldwide Corp

MWW Group Governance System
Strategic leadership is carried out by the MWW Group Management
Board. In autumn 2007 the management has implemented a clear
Group Governance System to manage our corporate forces
within the decentralized business divisions in the US and Europe.
In cooperation with all group members we have developed an overall group strategy and structure to support and deploy the management staff effectively and take maximum advantage of existing synergies.
Each of the MWW business sections (subsidiaries) must be able to develop independently within the Group and measure itself against the competitors in its market to succeed.
Revenue & Profitability benchmarks have been set for the individual companies with the objective to achieve positive results on average within one business cycle.

History 1999 - 2006
Founded in 1999 by CEO Michael Winzkowski and COO/CFO Jim Marvin as a small marketing/sales/service organization. MWW Initially commences business with limited staff, buying and selling finished goods in bulk to suitable clients.
MWW begins working with AISIN/AWA, a partially Toyota owned, diverse Japanese automotive OE-component manufacturer with an US-subsidiary in Los Angeles and Detroit.
MWW contracts its first programs with several independent Toyota vehicle processing centers in the US and Toyota International in Canada and in 2003 directly with Toyota Motor
Manufacturing Corp in Canada.
Rainer Poertner joins the company to execute the process of taking the company public and develop an expanded business plan. He takes responsibility for new business development, conducting the companies fund raising activities, managing investor relations and establishing and executing the company’s acquisition plans.
MWW is being awarded several programs by South East Toyota, Gulf States Toyota, Toyota
Canada, Kia USA and Mobis (Hyundai Worldwide).
The company enters into an agreement for investor relations with Consulting for Strategic
Growth in New York.
The company begins trading under the symbol MMWC.OB.
1999
1999
2000
2003

2006
2006 August
2006 September

History 2007
2007 May
2007 June
2007 August
2007 September
2007 October
2007 October
2007 October
MWW acquires Colortek, a 45,000 square-foot Class A painting facility in Baroda,
Michigan
producing for MWW, Ford and Chrysler.
MWW executes a “Series A Preferred Stock” Private Placement with Vision Capital
Advisors in New York for $3.5 Million.
In August of 2007 MWW commences operations of AutoFX, a 64,000 square foot facility in
Elkhart, Indiana, involved in the “Class A” painting of van conversions for companies such as Forest River and Gulfstream.
MWW acquires Modelworxx GmbH, a leading edge design and engineering firm located in
Munich Germany, who’s main customer is BMW, with the MWX team working from inside the BMW design facility for new BMW automobiles.
Vision Capital Advisors exercises warrants, generating an additional $2 Million in working capital for Marketing Worldwide for capital investment into the newly acquired companies.
MWW starts operating under the name “MWW Automotive a Marketing WorldWide
Company” to better reflect and identify the business platform of MWW to the public.
MWX concludes design of its first automotive accessory product outside the BMW group and begins delivery of its first accessory product to Toyota Germany.

Michael Winzkowski - President and CEO
Has been involved in the automotive industry for the nearly 22 years. He served as President and a member of the Board of Directors of Farmont Sunroofs; a company that was acquired by Inalfa Roof Systems, where he subsequently served as President/CEO of its global aftermarket business.
James Marvin - COO and CFO
Is responsible for MWW operations, design, sourcing and supplier relations. He has been involved in the automotive industry for nearly 30 years. He was with Car & Concepts and instrumental in building Skylite/Farmont Sunroofs into a fully integrated manufacturing, assembly, and sales network eventually holding the #2 position in the USA within this industry sector in 1994. Mr. Marvin was also the COO and a director on the Board of directors at Inalfa’s North American aftermarket entity.
Rainer Poertner - Executive Vice President
Has an 20-year record of accomplishments in founding, leading and consulting with private and publicly traded companies in the USA and Europe. As founder, CEO, Chairman and majority shareholder of two publicly traded companies; he was responsible for managing the companies’ financial, technical and business development and secured funding for acquisitions and corporate working capital purposes through a network of private investors and US and overseas investment banking firms.
Gerold Haas - President Modelworxx
As President of one of the premier design firms in Germany, ModelWorxx, Mr. Haas has longstanding relationships with most European domestic and foreign automobile manufacturers, especially with BMW, Mini and Rolls Royce. Highlights of Mr. Haas’s long career in the European automobile industry include his participation in the design process of such high quality vehicles as the BMW 5 Series, 6 Series, X5, Z4, Mini
Traveler (a fully functional concept car), and the Rolls Royce model. His team also designed and realized for production the Mercedes M Class off-road kit and conducted the complete engineering and realization for production for the Porsche Cayenne off-road kit. As a design studio manager he has lead design and development teams for the Ferrari 513 BB, 308, 412 and Mondial convertible and managed the manufacturing of the L&R Cobra and L&R Silver Falcon sport cars.
MWW Organization

MWW Organization
Pat Smiarowski - CEO Colortek
Mr. Smiarowski has been involved in the automotive industry for 30 years and is currently responsible for sales, operations, engineering, sourcing and supplier relations at Colortek and AutoFX . He has held leading positions as paint operations and QA lab manager for ITT United Plastic Division for exterior automotive plastics. He was instrumental at CFG Coatings in Cincinnati to establish a tier one relationship with PACCAR for their Peterbuilt line of commercial vehicles. He has established two aftermarket automotive accessory companies and at Colortek managed Tier II and Port Programs for Ford, Chrysler, GM and Toyota, in both manufacturing and painting of automotive exterior plastics and has set up from scratch four paint production facilities.
Scott Wolin - Director of Sales MWW
Mr. Wolin has over 21 years of experience in the automotive industry holding different positions in senior management in Sales, Marketing, Operations and Financial controls.  Mr. Wolin has held positions as
General Manager, Director of Sales & Marketing with companies such as Hollandia Sunroofs, ASC/Inalfa
Sunroofs and Argent International.  He is a current member of the SEMA PRO Select Council and was previously Chairman from 2003-2005.  Mr. Wolin graduated from the University of Minnesota with a BA in
Sociology of Law.
Scot Turpin - Engineering MWW
In May 2006 Mr. Scott Turpin joined the company as Director of Engineering and Product Development. He
has held positions as a project engineer and project manager for companies such as Magna Automotive-
Decoma in Specialty Vehicle Engineering, Lear Corporation for the development of several Ford F150 products and has directed the design and development for three successive product launches at Johnson
Controls. Mr. Turpin holds a B.S, in mechanical engineering
MWW Automotive is lead by an experienced management team. The members of its business & technical advisory board and consultants actively contribute to the development of the Company. Marketing Worldwide will continue to expand its management team, advisory board and employee roster as dictated by new business, expanding product development and the acceleration of its marketing and sales efforts. The company currently employs 65 people.

Michael Winzkowski
CEO
Rainer Poertner
Executive Vice President
James Marvin
COO/CFO
Scott Turpin
Director Engineering
Product Development
Investor
Relations
Russel Bedford
Auditors
Chad Hines
Design
Prototyping
Manufacturer
Relations
Supplier
Relations
Patrick Smiarowski
President
Administration Staff
Production Staff
Gerold Haas
President
Norbert Haslbeck
Director
Sales & Marketing
Bodo Bruecher
Product Concepts
and Design
Bernhard Krusche
Production Manager
New Business
Development
Acquisition
Financing
OEM/Tier 1
Relations
Sales and
Marketing
Product
Development
Production
Auditors
Scot Wolin
Director
Sales & Marketing
Steve Odum
KIA Motors
Nissan
Hyundai
MOBIS
TMS
Larry Nicholas
Account Manager
SET
TCI
GST
Administration Staff
Production Staff
MWW Corporate Structure
Hans Ausstoss
Production Manager
Kathy Smiarowski
Quality Control
Courtney Custer
Production Manager
Purchasing
Warehouse &
Production Staff
Gerald Lampert
Production Manager
Production Staff
COLORTEK
ModelWorxx
AutoFX
Karsten Kindl
General Manager
Liaison BMW
SEC/Legal
Sales Europe

MWW’s delivers its products directly to the Vehicle Processing Centers or Ports.
MWW’s “Direct-To-Port™” provider system covers all aspects of the large vehicle manufacturer's (OE) requirements at their Vehicle Processing Centers and/or assembly lines. MWW’s system eliminates the need for any additional manufacturing, distributing or other service by the VPCs, providing a true “One-Stop” shopping opportunity.
MWW’s DTP Provider system entails:
• Research and Development / Feasibility Studies
• Design & Development
• Models & Prototypes
• Tooling to OE Specs
• Manufacturing, Paint Process and Assembly
• Installation Fixture Development
• Assembly Line Training & Tech Support
• QS Certification & Testing
• Single or Multi Point PIO/DIO Distribution
• Advance Order Forecasting
MWW receives advance vehicle model CAD data from the manufacturer allowing it to commence with the new product design cycle far in advance, in order to meet new model launch dates. The MWW DTP Provider System, in its comprehensive form provided by MWW, is unique in the industry and makes MWW one of the preferred providers for the auto manufacturers’ large processing centers.
„Direct-to-Port“ Provider

Automobile Manufacturers
TOYOTA
SCION
KIA
HYUNDAI
Model Data
MWW automotive
Group of Companies
Product Design
Manufacturing
Distribution
Product Delivery
Basic Cars
South East Toyota
Port Processing Centers
Product Installation
Gulf States Toyota
Port Processing Centers
Product Installation
Toyota Canada
Port Processing Centers
Product Installation
KIA USA
Product Installation
MOBIS (Hyundai)
Product Installation
US Car Dealer Network

MWW automotive
Marketing Worldwide Corp

Product Flow

„Direct-to-Port“ versus „Tier1“
Foreign as well as domestic automobile manufacturers install only a limited number of accessories in their vehicles during the initial assembly line production process. For additional accessorizing, vehicles are being delivered from the manufacturing plant to the domestic Vehicle Processing Centers (VPCs). In the
VPC the cars are accessorized with MWW products and subsequently distributed into the domestic dealer network throughout the United States and Canada.
Tier-One OE suppliers deliver product in high volume directly to the manufacturer’s assembly line, generating large volume, but relatively low profit margins. The VPCs in contrast, install medium quantities of accessories in a “semi-aftermarket” process, generating considerably higher profit margins for the VPC and MWW alike.
MWW takes advantage of this opportunity by selling its products in high volume directly to these large VPCs, avoiding the small profit margins of the “true” Tier1, as well as the high overhead and considerable risk associated with a fragmented true retail aftermarket.
Programs (products & services) are being awarded by the VPC to MWW for the length of an automobile model live span, which is typically 3-5 years, generating a relatively predictable and reliable repeat-revenues stream.

Vehicle Processing Center (VCP)
Car Manufacturer
VCP
Dealer Network
Supply
Supply
Tier 1 - Supplier
Low profit margins
High overhead
MWW automotive
High profit margins
Low overhead
Direct to Port Provider

MWW automotive
Marketing Worldwide Corp

Schematic View

The Industry
The automobile is the heart of the modern industrial society and creates global markets of unparalleled size even in times of considerable turmoil.
More than 3.8% of America's Gross Domestic Product is generated by the sales and production of new light vehicles and parts, more than any other industry..
The U.S. automotive industry, since 1992 has averaged 6.3 percent growth per year compared with an average U.S. Gross Domestic Product of 3.23 percent.
Despite current losses by the large US manufacturers, Industry analysts expect that
North American vehicle sales will reached close to 20 Million units worldwide in
2009.
Europe is the second largest automobile market in the world with 33% of global sales, representing 14.2 Million vehicles, a 0.7% increase over 2005.
Within Europe, Germany is the biggest market, with 3.46 Million vehicles sold, an increase of 3.8% over 2005. Russia is expected to be the biggest market in
Europe by 2010.

Automobile Market Growth
2005
198
2004
185
2003
173
160
170
180
190
200
in Billion US Dollars

MWW automotive
Marketing Worldwide Corp

MWW Market Segment
The U.S. OEM automobile accessory market size is currently
an estimated $185 Billion, expected to grow to total sales of nearly $200 Billion by 2008.
The sub segment of this OEM accessory market, the so-
called special equipment market rose 7.7% annually during
the last ten (17) years, while the overall aftermarket grew by an average of 4.5% and the US GDP showed an average
annual growth of 3.23%.
Over the course of the last eleven (11) years the special
equipment market grew 104% compared with an average
annual increase of in new vehicle sales of 1.07%.
In 2007 approximately 18 Million automobiles were sold in the
U.S. A wave of new models is expected to be released,
during 2008/2009, providing a continuously expanding market
segment and opportunity for MWW.
Toyota, in July, 2007 claimed the #1 spot in global sales and is currently still holding this position ahead of GM.
The majority of MWW’s products are currently being designed
for Toyota, KIA and Hyundai automobiles, while rapidly
expanding into other foreign automobile brands.

MWW Market Segment
With the acquisition of ModelWorxx in Germany, MWW is creating additional revenues by rapidly expanding into the European market; MWW a global company for a global market.
Toyota, has experienced a dramatic rise in revenue to $10.12 Billion globally supported by the sale of 6.17 million automobiles in the U.S. Toyota is now the #1 automotive manufacturer in the world and its stock is at an all time high ($102).
Korea's Hyundai group delivered the second-best three-year shareholder return with
238.8 percent, thanks to its sales success in overseas markets, including the United
States.
2007.Suzuki Motor Corp. turned in the biggest three-year return on investment with a 300.7 percent improvement
Tenneco Inc. outperformed the supplier industry for the three-year period, delivering a 622.2 percent return for investors. Tenneco stock was selling for about $2.40 a share at the start of the three-year period in 2003, as it restructured operations in
North America and Europe. On 4-28-08 the stock was selling in the $26-a-share range. Earnings-per-share growth predictions of 30 percent in 2008 and 28 percent in 2009 have been published by Goldman &Sachs.

MWW Strategy
Innovation
Create strong barriers of entry for competitors by being innovative and applying the latest advancements in leading edge product design and process development to establish sustainable competitive advantages for itself and its clients.
Technology
Maintain and expand its current advantage in technical, proprietary and high quality
“Know How” in the critical accessory engineering and manufacturing processes.
Customer Relations
Continue the careful fostering of its longstanding relationships with its existing large customers to take advantage of existing “up-sell” opportunity for new products and programs to continue increasing sales. Continue to expand its customer base to non
-Toyota brands, expand into additional global markets, such as Europe the second largest market in the world..
Global Company in a Global Market
Broaden product offerings and increase sales with additional high-margin
(proprietary) products and additional global acquisitions to bolster it standings as a
Global Company for a Global Market.
Acquisitions
In addition to expediting organic growth, acquire market share and increase shareholder value through the acquisition of companies and/or projects that are easy to integrate and will expedite the development of MWW’s business model and rapidly increase revenues and profit.

Financial Plan
Increase revenue from 9.45Mill in 2006 to $35.4 Million and profits to $5.4 Million by 2010 through the addition of new programs, additional key clients and additional revenue generated by the select strategic acquisitions of compatible companies or projects.

Create additional revenue streams through the establishment of a second design &
engineering facility in Germany for the design and assembly of MWX accessories in addition to the already existing services to BMW.
Begin selling European designed products into the US market and US designed and manufactured products into the European market
Add high-margin “Added Value Service” revenues to existing hardware revenues and take advantage of existing “up-sell” opportunities to existing customers.
Increase revenues through the addition of “non-Toyota” customers and large
European clients.
Improve gross margin to 35% and net margin to 15%.
Produce increasing share value and ROI for investors through well orchestrated investor relations programs and frequent communication of the core fundamentals of the company with the investment community.

Year		Revenue		Net
2003	$	7,982,697	$	341,733
2004	$	6,879,816	$	65,360
2005	$	8,101,109	$	179,809
2006	$	9,476,148	$	350,000
2007	$	7,454,253	$	(6,922,646)
2008	$	11,967,268	$	259,118
2009	$	23,623,356	$	3,653,358
2010		35,451,300	$	5,485,701

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$(5,000,000)
$(10,000,000)
Revenue
Net

MWW automotive
Marketing Worldwide Corp

Projections
2003
2004
MWW Group Financial Projections
2005
2006
2007
2008
2009
2010

MWW’s unique and effective “Direct-to-Port” Provider System is easily transferable to and is accepted by most other global automobile manufacturers. MWW’s 8-year history of delivering high quality products to the Toyota VPCs has established a credible reputation.
MWW receives advance order volume commitments from its customers, enjoys long product life cycles, increasing profit margins and reliable revenue projections.
MWW has embarked on a path of increased vertical integration. MWW has concluded two crucial acquisitions and opened one additional production facility within the last eight (8)
months. Those acquisitions are expected to have a significant positive impact on MWW revenues and profit within the next 8-16 months.
MWW will continue to increase its critical mass by executing additional, carefully selected acquisitions within its universe of knowledge to create significant shareholder value.
Low share price - 15,6 Million Shares outstanding.
MWW will launch a concerted market campaign with its investor relations firm to establish and increase market awareness and to complement the company’s advances in its core business. MWW is strongly focused on producing the best possible share value for MWW’s shareholders and solid ROI for its investors. Frequent updates about the development of the company will keep the investment community informed.
Investment Opportunity

Investment Opportunity
Even with flat US automotive sales, MWW’s market segment, the special equipment market has steadily grown at an average annual rate of 7.4%. European markets are producing strong sales growth for US manufacturers and suppliers.
MWW has consistently increased revenues from $64,000 in 1999 to $9.45 Million in 2006 while maintaining profitability and expects revenues to reach $35.4 Million in 2010.
Through the acquisition of Modelworxx in Germany, MWW has transformed itself into a truly global company serving a growing global market. MWW has experienced and ambitious US and German management ,design and engineering teams and an effective and scalable business model on both continents.
Through MWX, MWW can now utilize longstanding relationships with BMW, Mini, Rolls
Royce, Toyota Europe, Ford and Volkswagen in Germany and is currently quoting newly US and Germany designed products to VW, Ford and other European automobile manufacturers.
Based on the current Euro/Dollar exchange rate, MWW/MWX designed and US manufactured products will be extremely competitive in the European market and can be sold at higher margins than comparable product in the US.
In the US, MWW has established itself in a market niche with an innovative “Direct-to-Port”
distribution model to the large US Vehicle Processing Centers, an advanced technology and effective manufacturing & supplier platform and its products have been increasingly well received in the market.
MWW has valuable strategic and longstanding alliances with Toyota and Toyota owned companies in the US, Canada and Europe and semi-exclusive relationships with large and independent U.S. vehicle processing centers and manufacturing facilities in Canada and
BMW in Germany.

Investor Relations

MWW automotive
Marketing Worldwide Corp

Investor Relations
We take our obligation to frequently inform our current
MWW Automotive Group shareholders and potential new investors very serious. Accordingly, we will frequently inform the public about new developments, the Company’s current performance and future potential.
We encourage an open dialogue with interested shareholders and the financial markets in general. Please do not hesitate to contact us with any questions you may have.

Headquarters
MWW Corp.
2212 Grand Commerce Drive
Howell, Michigan 48855
Phone: (+1) 540-0045
Fax: (+1) 540-0923
Rainer Poertner
Executive Vice President
Phone: 517.540.0045 x39
Phone: 310.306.1266 Los Angeles Office
Fax: 310.822.1633
rpoertner@mwwautomotive.com
www.mwwautomotive.com
Investor Relations
Consulting for Strategic Growth
Stanley Wunderlich
CEO
225 Broadway , Suite 1608
New York, NY 10007
Phone: 800-625-2236
646-205-7771 fax
Cell: (516) 729-3714
swunderlich@cfsg1.com
Certain statements in this presentation that are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by the use words such as "anticipate," "believe," "expect," "future," "may," "will," "would," "should," "plan," "projected," "intend," and similar expressions. Such forward-looking statements, involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. The Company's future operating results are dependent upon many factors, including but not limited to the Company's ability to: (i) obtain sufficient capital or a strategic business arrangement to fund its expansion plans; (ii) build the management and human resources and infrastructure necessary to support the growth of its business; (iii) competitive factors and developments beyond the Company's control; and (iv) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission, which are available for review at www.sec.gov under "Search for Company Filings."